UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2017

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Quinpario Acquisition Corp. 2

12935 N. Forty Drive, Suite 201,

St. Louis, MO

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☒          Emerging growth company

☐            If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Exela Technologies, Inc. (the “Company”) on July 18, 2017 (the “Original Report”), in which the Company reported, among other events, the completion of its business combination (the “Business Combination”) with SourceHOV Holdings, Inc. (“SourceHOV”) and Novitex Holdings, Inc. (“Novitex”). This Amendment amends the historical financial statements required by Item 9.01(a) in the Original Report. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Item 9.01                                           Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired

The audited financial statements of SourceHOV and Novitex are incorporated by reference in this Current Report on Form 8-K from the Original Report. The unaudited interim consolidated financial statements of SourceHOV and Novitex for the three and six months ended June 30, 2017 and June 30, 2016 and as of June 30, 2017 are filed herewith as Exhibit 99.1 and Exhibit 99.3, respectively, and incorporated herein by reference.

For accounting purposes, the Business Combination is treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, SourceHOV, which have been audited by KPMG LLP, will become the historical financial statements of the Company. Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management Discussion and Analysis of Financial Condition and Results of Operations of SourceHOV for the period ended June 30, 2017.

(d)         Exhibits

Exhibit Number	Exhibit Description

99.1	The unaudited financial statements of SourceHOV as of June 30, 2017 and for the three and six months ended June 30, 2017 and June 30, 2016

99.2	Management Discussion and Analysis of Financial Condition and Results of Operations for SourceHOV for the period ended June 30, 2017

99.3	The unaudited financial statements of Novitex as of June 30, 2017 and for the three months ended June 30, 2017 and June 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2017

EXELA TECHNOLOGIES, INC.

By:	/s/ Jim Reynolds
Name: Jim Reynolds
Title: Chief Financial Officer